EXHIBIT 10.1



                            SHARE EXCHANGE AGREEMENT

                                     Between

                            PARK PHARMACY CORPORATION

                                       and

                       THE PARK FAMILY LIMITED PARTNERSHIP







                          Dated as of December 30, 1999















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                            SHARE EXCHANGE AGREEMENT

     This Share Exchange Agreement (this "Agreement") is entered into as of December 30, 1999, by and among Park Pharmacy Corporation, a Colorado corporation (the "Company"), and The Park Family Limited Partnership, a Texas limited partnership (the "Partnership").


                                R E C I T A L S :
                                -----------------

     A. The Partnership owns all of the outstanding shares (the "Dougherty's Shares") of capital stock of Dougherty's Pharmacy, Inc., a Texas corporation ("Dougherty's");

     B. The Company desires to acquire the Dougherty's Shares in accordance with the terms and conditions set forth in this Agreement; and

     C. The Partnership desires to acquire from the Company, in exchange for the Dougherty's Shares and in accordance with the terms and conditions set forth in this Agreement, the Park Pharmacy Shares (as defined herein).


                               A G R E E M E N T :
                               -------------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership hereby agree as follows:


                                    ARTICLE 1
                           The Share Exchange; Closing
                           ---------------------------

     1.1 The Share Exchange. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as herein defined), the Partnership shall deliver the Dougherty's Shares to the Company, free and clear of all liens, claims and encumbrances, and the Company shall issue to the Partnership 45,000 shares of Series A Preferred Stock, par value $.001 per share of the Company (the "Park Pharmacy Shares"), free and clear of all liens, claims and encumbrances. Following the Closing, Dougherty's will become a wholly owned subsidiary of the Company.

     1.2 Closing. The closing of the Merger (the "Closing") shall take place at the offices of Carrington, Coleman, Sloman & Blumenthal, L.L.P., 200 Crescent Court, Suite 1500, Dallas, Texas 75201, at 9:00 a.m., local time, on the date hereof, or at such other time and place and/or on such other date, as the parties hereto may agree upon in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

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     1.3   Subsequent Action.  If,  at  any  time  after  the Closing, any party shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in such party, its right, title or interest in, to or under the Dougherty's Shares, in the case of the Company, or the Park Pharmacy Shares, in the case of the Partnership, or otherwise to carry out this Agreement, the officers and directors of the appropriate party shall, and each is hereby authorized, to execute and deliver, in the name and on behalf of such party, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of such party, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, titles, or interests, in such shares, or otherwise to carry out this Agreement.

     1.4 Definitions. All financial terms used herein shall have the meanings ascribed to them in accordance with generally accepted accounting principles consistently applied ("GAAP"). All terms capitalized herein are defined the first time they are used, except as otherwise noted.

     1.5   Tax  Treatment.   This transaction  is  intended  to  be  a  tax-free
reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.


                                    ARTICLE 2
                  Representations and Warranties of the Company
                  ---------------------------------------------

     The Company hereby represents and warrants to the Partnership as follows (with the understanding that the Partnership is relying materially on such representations and warranties in entering into and performing this Agreement):

     2.1 Due Organization. The Company is a corporation, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power and authority to enter into and perform this Agreement and each other instrument, agreement and document to be executed by it in connection herewith.

     2.2 Due Authorization; No Conflicts. The Company has full power and authority to execute and deliver, enter into, and approve and adopt this Agreement and to execute and deliver such other agreements, instruments and documents to be executed in connection herewith, and carry out the transactions contemplated hereby. The Board of Directors of the Company has duly and validly taken all action it is required by law, its Certificate (or Articles) of Incorporation, its bylaws or otherwise to take to duly authorize the approval, adoption, execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and the application of general principles of equity. The execution, delivery and performance of this Agreement by the Company will not (a) violate any federal, state, county or local law, rule or regulation applicable to the Company or (b) violate or conflict with any provision of the Company's Certificate (or Articles) of Incorporation or bylaws. No action, consent or approval of or filing with any federal, state, county or local governmental authority is required in connection with the execution, delivery or performance of this Agreement (or any other agreement, instrument or document executed in connection herewith by the Company) by the Company, except for any required filings under any applicable state securities laws.

     2.3 Brokers. The Company has not engaged, or caused to be incurred any liability to, any finder, broker or sales agent in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

     2.4 No Liens on Shares All of the Park Pharmacy Shares, when issued to the Partnership, shall be duly authorized, validly issued, fully paid and nonassessable. None of the Park Pharmacy Shares will be issued in violation of, or be subject to, any preemptive rights or preferential rights of any person.

     2.5 Company Reports. Since October 19, 1999, the Company has filed all reports and other documents (the "Company Reports") that it was required to file with the Securities and Exchange Commission (the "SEC"). As of their respective dates, the Company Reports did not, and any Company Reports filed with the SEC subsequent to the date hereof will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.


                                    ARTICLE 3
                Representations and Warranties of the Partnership
                -------------------------------------------------

     The Partnership hereby represents and warrants to the Company as follows (with the understanding that the Company is relying materially on such representations and warranties in entering into and performing this Agreement):

     3.1 Capitalization; Ownership of Shares; No Liens on Shares. The authorized capital stock of Dougherty's consists of 25,000 shares of common stock, $.10 par value per share, 9,622.1807 of which are issued and outstanding. All such issued and outstanding Dougherty's Shares are duly authorized, validly issued, fully paid and nonassessable. All of the Dougherty's Shares are owned of record by the Partnership. None of the Dougherty's Shares were issued in violation of, or are subject to, any preemptive or preferential rights of any person. There are no other shares of capital stock of Dougherty's, or securities convertible into or exchangeable or exercisable for shares of capital stock of Dougherty's outstanding, and there are no outstanding options, warrants, rights, calls, contracts, commitments, understandings, arrangements, or claims of any character by which Dougherty's is, or may become, bound to issue, transfer or sell, or repurchase or otherwise acquire or retire, any shares of capital stock of Dougherty's, or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any such shares.

     3.2 Due Organization. Dougherty's is a corporation, validly existing and in good standing under the laws of the State of Texas and has full power and authority to carry on its business as now conducted. Dougherty's is qualified to do business and is in good standing in all jurisdictions where such qualification is required.

     3.3 Subsidiaries. Dougherty's does not directly or indirectly have (or possess any options or other rights to acquire) any subsidiaries or any direct or indirect ownership interests in any person, corporation, partnership, association, joint venture, trust or other entity.

     3.4   Due Authorization; No Conflicts.

          (a) The Partnership has full limited partnership power and authority to execute and deliver, enter into, and approve and adopt this Agreement and to execute and deliver such other agreements, instruments and documents required to be executed in connection herewith, and to carry out the transactions contemplated hereby. The Board of Directors and the shareholders of the corporate general partner of the Partnership have duly and validly taken all action required by law, the corporate general partner's Articles of Incorporation, the corporate general partner's bylaws, the Partnership's partnership agreement, or otherwise to duly authorize the approval, adoption, execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby. No other corporate or limited partnership proceeding on the part of the Partnership is necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Partnership and constitutes a valid and binding obligation of the Partnership enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and the application of general principles of equity.

          (b) The execution, delivery and performance of this Agreement by the Partnership, the execution, delivery and performance by the Partnership of such other agreements, instruments or documents required to be executed by it in connection herewith, and the consummation of the transactions contemplated hereby shall not (i) violate any federal, state, county or local law, rule or regulation applicable to the Partnership or its properties, (ii) violate or conflict with, or permit the cancellation of, any agreement to which the Partnership is a party, or by which it or its properties is bound, or result in the creation of any lien, security interest, charge or encumbrance upon any of such properties, (iii) permit the acceleration of the maturity of any indebtedness of, or indebtedness secured by the property of, the Partnership, or (iv) violate or conflict with any provision of the Partnership's agreement of limited partnership.

          (c) No action, consent or approval of or filing with any federal, state, county or local governmental authority is required in connection with the execution, delivery or performance of this Agreement (or any other agreement, instrument or document executed in connection herewith by the Partnership).

     3.5 Financial Statements. The following Financial Statements (herein so called) of Dougherty's have been delivered to the Company:

          (a) The audited balance sheets and related statements of income, retained earnings, and cash flows of Dougherty's as of and for the years ended June 30, 1998, and June 30, 1999, together with the notes thereto (the "Audited Financials").

          (b) The unaudited balance sheets and related statements of income, retained earnings, and cash flows of the Company, as of and for the three
     (3) months ended September 30, 1999, and September 30, 1998 (the "Interim Financial Statements").

     The Financial Statements have been prepared in accordance with GAAP. The Financial Statements present fairly, in all material respects, the financial position, results of operations and changes in financial position of Dougherty's as of the indicated dates and for the indicated periods except, in the case of the Interim Financial Statements, for the absence of notes thereto and subject to normal year-end adjustments and accruals required to be made in the ordinary course of business which are not materially adverse and are consistent with past practices. Except as set forth in the Interim Financial Statements, since December 31, 1998, there has been no material change in the financial position, assets, liabilities, results of operations, business or prospects of Dougherty's.

     3.6 Conduct of Business; Certain Actions. Since June 30, 1999, Dougherty's has conducted its business and operations in the ordinary course and consistent with its past practices in all material respects, and there has been no material adverse change in the financial condition, assets, operation or business prospects of Dougherty's.

     3.7 Proprietary Rights. Schedule 3.7 attached hereto lists all Proprietary Rights used in or necessary to the business of Dougherty's as now being conducted (other than for off-the-shelf software programs that have not been customized for use by Dougherty's). Except as set forth in Schedule 3.7, Dougherty's owns or has the right to use all material Proprietary Rights necessary to the conduct of its business as presently conducted. Except as indicated in Schedule 3.7, (a) Dougherty's owns all right, title, and interest in and to or a valid and enforceable license or waiver to use all of such material Proprietary Rights, trade secrets and confidential information and other proprietary rights, (b) there are no outstanding claims received by Dougherty's asserting the invalidity, abuse, misuse, or unenforceability of any of such rights by Dougherty's and, to the Partnership's knowledge, there are no grounds for the same, and (c) to the knowledge of the Partnership, the conduct of Dougherty's business has not infringed any such rights of others. All of the material patents, trademarks and copyrights owned by Dougherty's have been duly registered in, filed in or issued by the United States Patent and Trademark
Office or Register of Copyrights or the corresponding offices of other countries, and have been properly maintained and renewed, consistent with prudent business practices, in accordance with all applicable provisions of law and administrative regulations in the United States and each such country. The term "Proprietary Rights" means any patents, patent applications, patent disclosures and inventions as well as any reissues, continuations, continuations-in-part, divisions, extensions or reexaminations thereof; trademarks, service marks, trade dress, logos, trade names and corporate names, together with all goodwill associated therewith, copyrights and copyrightable works; mask works; and registrations, applications and renewals for any of the foregoing; computer software; and all copies and tangible embodiments of the foregoing (in whatever form or medium), Internet domain names, service marks, registered trade names and applications for each of the foregoing, if any, subject to licenses described herein.

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     3.8   Compliance with Laws.  Dougherty's  has complied in all respects, and is in compliance in all respects, with all federal, foreign, state, county and local laws, regulations and orders applicable to its business and has filed with the proper authorities all statements and reports required by the laws, regulations and orders to which Dougherty's or any of its properties or operations are subject. No claim has been made or to the best knowledge of the Partnership, threatened by any governmental authority to the effect that the business conducted by Dougherty's fails to comply, in any respect, with any law, rule, regulation or ordinance.

     3.9 ERISA Compliance. Dougherty's is in compliance in all material respects with the currently applicable provisions of The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the applicable provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended. No employee benefit plan established or maintained, or to which contributions have been made, by Dougherty's, which is subject to part 3 of Subtitle B or Title I of ERISA, had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no material liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any such plan by Dougherty's.

     3.10 Contracts and Agreements. Attached hereto as Schedule 3.10 is a list of all material written or oral contracts, commitments, leases and other agreements (including, without limitation, promissory notes, loan agreements and other evidences of indebtedness) to which Dougherty's is a party or by which Dougherty's or its respective properties are bound. Neither Dougherty's nor, to the best knowledge of the Partnership, any other party thereto, is in default (and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default) under any such contracts, commitments, leases or other agreements, and Dougherty's has not waived any right under any such contracts, commitments, leases or other agreements.

     3.11 Claims and Proceedings. Attached hereto as Schedule 3.11 is a list and description of all investigations known to the Partnership that are pending or threatened against Dougherty's or any of its properties or assets, and all claims, actions, suits, and proceedings pending or, to the best knowledge of the Partnership, threatened against Dougherty's or any of its properties or assets, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency or instrumentality. No inquiry, action or proceeding has been instituted or, to the best knowledge of the Partnership, threatened to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof.

     3.12 Taxes. Dougherty's has filed, has caused to be filed or has been granted an extension by the appropriate government agency of any filing deadline with respect to, all federal, state and local income tax returns and all other federal, state and local tax returns which are required to be filed (collectively "Tax Returns"). All Tax Returns which have been filed have been prepared in accordance with all applicable laws and regulations, and are true and accurate in all material respects. Dougherty's has paid or caused to be paid all taxes shown on all Tax Returns or on any assessment therefor received by Dougherty's to the extent that such taxes have become due, or has set aside on its book reserves (segregated to the extent required by GAAP deemed by Dougherty's adequate with respect thereto. None of the federal income tax returns of Dougherty's for tax years after 1994 have been audited by the Internal Revenue Service, and neither the state nor local income tax returns of Dougherty's for tax years after 1994 have been audited by any state or local tax or revenue agency or authority and Dougherty's has not received notice of any such proposed or potential tax audit. Dougherty's is not a party to, or bound by, any tax sharing or allocation agreement or, to the knowledge of the Partnership, has any current or potential contractual obligation to indemnify any other person with respect to any taxes.

     3.13 Bank Accounts. Attached hereto as Schedule 3.13 is a list of all banks or other financial institutions with which Dougherty's has an account or maintains a safe deposit box, showing the type and account number of each such account and safe deposit box and the names of the persons authorized as signatories thereon or to act or deal in connection therewith.

     3.14 Environmental Matters. Dougherty's is not in violation, or alleged to be in violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Comprehensive Environmental Response, Compensation and Liability Act as amended, the Resource Conservation and Recovery Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any federal, state, local or foreign statute, regulation, ordinance, order or decree relating to health, safety or the environment (collectively "Environmental Laws"), and Dougherty's has not engaged in any activities that would give rise to a violation of any judgment, decree, order, law, license, rule or regulation pertaining to Environmental Laws.

     3.15 Brokers. The Partnership has not engaged, or caused any liability to be incurred to, any finder, broker or sales agent in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

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     3.16  Investment   Intent.   The  Partnership   represents,   warrants  and
acknowledges: (i) that it is acquiring the Park Pharmacy Shares hereunder for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution thereof, nor with any present intention of selling or otherwise disposing of the same; (ii) that it is an Accredited Investor (as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act")); and (iii) that it is fully informed that the shares of Park Pharmacy Shares exchanged hereunder are being exchanged pursuant to a private offering exemption under the Securities Act and are not being registered under the Securities Act or under the securities or blue sky laws of any state or foreign jurisdiction, that such shares must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities or blue sky laws, or unless an exemption from registration is available thereunder, and that the Company has no obligation to register such shares. Each certificate representing the Park Pharmacy Shares shall bear a legend substantially in the following form:

          "SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

     3.17 Year 2000 Compliance. All hardware and internally developed software systems and, to the best knowledge of the Partnership third-party supplied software, owned or licensed and utilized by Dougherty's in its business are "Year 2000 Compliant", i.e., they shall be capable of performing proper date-related processing prior to, in or beyond the year 2000, and shall not cease to operate or operate abnormally or incorrectly as a result of not being Year 2000 Compliant where such cessation or abnormal or incorrect operating may have an adverse impact on its operations.


                                    ARTICLE 4
                              Conditions to Closing
                              ---------------------

     4.1 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment, or written waiver by the Company, of each of the following conditions:

          (a) The representations and warranties of the Partnership contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; and the Company shall have received an officers' certificate, dated as of the Closing Date, signed by the President and the Chief Financial Officer of the corporate general partner of the Partnership to the foregoing effect; and

          (b) No action or proceeding shall have been instituted or threatened for the purpose or with the probable or reasonably likely effect of enjoining or preventing the consummation of this Agreement or seeking damages on account thereof.

     4.2 Conditions to Obligations of the Partnership. The obligations of the Partnership to consummate the transactions contemplated by this Agreement are subject to the fulfillment, or written waiver by the Partnership, of each of the following conditions.

          (a) The Company's representations and warranties contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; and the Partnership shall have received a certificate, dated as of the Closing Date, from the Company, signed by an authorized representative to the foregoing effect; and

          (b) No action or proceeding shall have been instituted or threatened for the purpose or with the probable or reasonably likely effect of enjoining or preventing the consummation of this Agreement or seeking damages on account thereof.


                                    ARTICLE 5
                                 Indemnification
                                 ---------------

     5.1   Indemnification.

          (a) The Partnership agrees to indemnify and hold harmless the Company and each officer, director, employee, representative and affiliate of the Company (collectively, the "Company Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Indemnifiable Costs") which any of the Company Indemnified Parties may sustain, or to which any of the Company Indemnified Parties may be subjected, arising directly or indirectly out of any breach or default by the Partnership of or under any of its representations, warranties, covenants, agreements, waivers or other provisions of this Agreement or any agreement, document or instrument executed in connection herewith. The indemnification obligations set forth in this Section 5.1(a) shall be the exclusive remedy of each of the Company Indemnified Parties for any Indemnifiable Costs that they may sustain or be subjected to, arising directly or indirectly out of any breach or default by the Partnership of or under any of its representations, warranties, covenants, agreements, waivers or other provisions of this Agreement or any agreement, document or instrument executed in connection herewith.

          (b) The Company agrees to indemnify and hold harmless the Partnership and each representative, officer, director, employee and affiliate of the Partnership (collectively, the "Partnership Indemnified Parties") from and against any and all Indemnifiable Costs which any of the Partnership Indemnified Parties may sustain, or to which any of the Partnership Indemnified Parties may be subjected, arising out of any breach or default by the Company of or under any of its representations, warranties, covenants, agreements, waivers or other provisions of this Agreement or any agreement, document or instrument executed in connection herewith. The indemnification obligations set forth in this Section 5.1(b) shall be the exclusive remedy of each of the Partnership Indemnified Parties for any Indemnifiable Costs that they may sustain or be subjected to, arising directly or indirectly out of any breach or default by the Company of or under any of its representations, warranties, covenants, agreements, waivers or other provisions of this Agreement or any agreement, document or instrument executed in connection herewith.

          (c) Notwithstanding the provisions of Section 5.1(a), the Partnership's liability under Section 5.1(a) shall in no event exceed the value of the Park Pharmacy Shares as of the date any claim is asserted under Section 5.1(a), and the Partnership may satisfy any such claim be delivering to the Company that number of shares of the Park Pharmacy Shares necessary to satisfy such claims based on the valuation of such shares as of the date the claim is asserted.

          (d) All representations and warranties of the Company and the Partnership set forth herein or in any agreement, instrument, or document executed and delivered in connection herewith shall survive the Closing and shall then expire on, and be of no further force or effect from and after, December 31, 2000.


                                    ARTICLE 6
                                  Miscellaneous
                                  -------------

     6.1 Collateral Agreements, Amendments and Waivers. This Agreement supersedes all prior documents, understandings and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by the party against whom enforcement thereof is sought.

     6.2 Successors and Assigns. The Partnership and the Company shall not assign any of their rights or obligations under this Agreement without the written consent of the other. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section 6.2, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     6.3 Waiver. No failure or delay on the part of any party in exercising any right, power or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

     6.4 Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any document delivered pursuant to this Agreement) shall be given in writing and shall be deemed received (a) when personally delivered to the relevant party at such party's address as set forth below, (b) if sent by mail (which must be certified or registered mail, postage prepaid), when received or rejected by the relevant party at such party's or representative's address indicated below, or (c) if sent by facsimile transmission, when confirmation of delivery is received by the sending party:

     If to the Company::        Park Pharmacy Corporation
                                10711 Preston Road, Suite 250
                                Dallas, Texas   75230

     With a copy to:            Carrington, Coleman, Sloman & Blumenthal, L.L.P.
                                200 Crescent Court
                                Suite 1500
                                Dallas, TX 75201
                                Attn: John W. Wesley, Esq.
                                Fax: (214) 855-1333

     If to the Partnership::    Park GP, Inc.
                                Attn: Joe B. Park
                                10711 Preston Road, Suite 250
                                Dallas, Texas   75230

     Each party may change its address for purposes of this Section 6.4 by proper notice to the other parties.

     6.5 Survival of Representations and Warranties. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party.

     6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in one or more counterparts (all of which shall constitute one and the same agreement) as of the day and year first above written.

                                   COMPANY:

                                   PARK PHARMACY CORPORATION,
                                   a Colorado corporation

                                   By:  /s/ Thomas R. Baker
                                       --------------------
                                            Thomas R. Baker
                                   Its:     President





                                   PARTNERSHIP:

                                   THE PARK FAMILY LIMITED PARTNERSHIP

                                   By:   PARK GP, INC., its sole general partner

                                   By:   /s/ Joe B. Park
                                        -----------------------------------
                                             Joe B. Park, R. Ph., President










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